Exhibit 10.1
AMENDMENT NO. 1 TO THE
CRESCENT BIOPHARMA, INC.
2025 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN
    THIS AMENDMENT NO. 1 TO THE CRESCENT BIOPHARMA, INC. 2025 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN (this “Amendment”), is effective as of September 17, 2026, the date the board of directors (the “Board”) of Crescent Biopharma, Inc., a Cayman Islands exempted company (the “Company”), approved the amendment to the Company’s 2025 Employment Inducement Incentive Award Plan (the “Plan”) as set forth herein. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.
    WHEREAS, the Board may amend the Plan at any time; provided that the Board will obtain shareholder approval of any amendment to the Plan to the extent necessary to comply with applicable laws; and
    WHEREAS, the Board desires to amend the Plan as set forth herein.
    NOW, THEREFORE, BE IT RESOLVED, that the Plan be and hereby is amended as follows:
1.Section 2(af) of the Plan is hereby amended by deleting the number “1,250,000” and substituting the number “2,000,000” in lieu thereof.
2.This Amendment shall be and is hereby incorporated in and forms a part of the Plan.
3.Except as set forth herein, the Plan shall remain in full force and effect.

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